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                                                     (SELIGMAN INVESTMENTS LOGO)

 SUPPLEMENT DATED JULY 27, 2009 TO THE PROSPECTUSES, EACH DATED MAY 1, 2009, FOR
                       SELIGMAN CASH MANAGEMENT FUND, INC.
                                  (THE "FUND")

The following changes will be effective on or about September 25, 2009:

The FUND NAME will be changed to RiverSource Government Money Market Fund.

The first paragraph of the Principal Investment Strategies section will be revised as follows:

The Fund uses the following principal investment strategies to seek its investment objectives: The Fund will normally invest at least 80% of its net assets in high-quality, short-term money market securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

SL-9905-1 A (7/09)

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SUPPLEMENT DATED JULY 27, 2009 TO THE STATEMENT OF ADDITIONAL INFORMATION, DATED
              MAY 1, 2009, FOR SELIGMAN CASH MANAGEMENT FUND, INC.
                                  (THE "FUND")

The following change will be effective on or about September 25, 2009:

The FUND NAME will be changed to RiverSource Government Money Market Fund.